Visa Inc. Fiscal Third Quarter Financial Results July 24, 2013 Exhibit 99.2

Fiscal Third Quarter 2013 Financial Results 2
Forward-Looking Statements
• the impact of laws, regulations and marketplace barriers, including:
• rules capping debit interchange reimbursement fees promulgated under the U.S. Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act;
• rules under the Dodd-Frank Act expanding issuers' and merchants' choice among debit payment networks;
• increased regulation outside the United States and in other product categories;
• increased government support of national payment networks outside the United States; and
• rules about consumer privacy and data use and security;
• developments in litigation and government enforcement, including
• those affecting interchange reimbursement fees, antitrust and tax and
• our failure to make our multidistrict interchange litigation settlement effective;
• economic factors, such as:
• an increase or spread of the current European crisis involving sovereign debt and the euro;
• failure to resolve the current sequestration in the United States;
• cross-border activity and currency exchange rates;
• material changes in our clients' performance compared to our estimates; and
• other global economic, political and health conditions;
• industry developments, such as competitive pressure, rapid technological developments and disintermediation from the payments value stream;
• system developments, such as:
• disruption of our transaction processing systems or the inability to process transactions efficiently;
• account data compromises or increased fraudulent or other illegal activities involving our cards; and
• issues arising at Visa Europe, including failure to maintain interoperability between our systems;
• costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
• loss of organizational effectiveness or key employees;
•
the other factors discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward-looking statement, because of new information or future developments or otherwise.
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These
statements can be identified by the terms  "believe," "continue," “expect," and similar references to the future. Examples of such forward-looking statements include, but are not limited to, statements we make about revenue, client incentives, expenses, operating margin, tax rate, earnings per share, capital expenditures, free cash flow and the growth of those items.
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors, including the following:
failure to integrate acquisitions successfully or to effectively launch new products and businesses; and

Fiscal Third Quarter 2013 Financial Results 3
Solid Fiscal Third Quarter Results
• Strong operating revenues of $3.0 billion, up 17% over prior year
• Quarterly net income of $1.2 billion and diluted earnings per share of
$1.88, up 16% and 20%, respectively, over prior year adjusted results
• Continued positive secular trends and spending momentum contributed to growth in key underlying business drivers
• Repurchased 6 million shares of class A common stock in the open market at an average price of $176.75 per share, using $981 million of cash on hand
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

Payments Volume
US$ in billions, nominal, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended March
YOY Change
(nominal)
8% 5% 7%
YOY Change
(constant)
9% 11% 6%
U.S.
508
ROW
450
U.S.
530
ROW
495
U.S.
223
ROW
365
U.S.
244
ROW
393
U.S.
286
ROW 102
U.S.
284
ROW 85
958
588
370
1,025
637
388
2012
2013
Total Visa Inc. Credit Debit
Fiscal Third Quarter 2013 Financial Results 4
Rest of World ROW =

Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended June
YOY Change
(constant)
13% 12% 15%
YOY Change
(nominal)
9% 15% 11%
978
623
355
1,090
682
408
Total Visa Inc. Credit Debit
2012
2013
U.S.
513
ROW
466
U.S.
246
ROW
378
U.S.
267
U.S.
570
ROW
519
U.S.
270
ROW
412
ROW 108
U.S.
300
Fiscal Third Quarter 2013 Financial Results 5
ROW 88
Rest of World ROW =

Payments Volume
US$ in billions, nominal, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
Quarter ended March
2012
2013
508
269
90
51
40
530
295
98
51
50
YOY Change
(nominal)
10% 1% 4% 9% 25%
YOY Change
(constant)
4% 13% 1% 18% 28%
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle
East and Africa
Fiscal Third Quarter 2013 Financial Results 6

Payments Volume
US$ in billions, nominal, except percentages
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY Change
(nominal)
10% 6% 11% 14% 25%
YOY Change
(constant)
14% 6% 11% 19% 28%
Quarter ended June
2012
2013
United States Asia Pacific
Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
513
570
277
88
56
45
304
101
59 56
Fiscal Third Quarter 2013 Financial Results 7

Fiscal Third Quarter 2013 Financial Results 8
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
2012
2013
Quarter ended June
19,918
22,299
13,113
14,972
Credit
38%
Credit
37%
Debit
63%
Debit
62%
Total
Transactions
Processed
Transactions
Fiscal Third Quarter 2013 Financial Results 8
YOY
Change
12% 14%

9 Fiscal Third Quarter 2013 Financial Results
Total Cards
in millions, except percentages
Note: From time to time, previously submitted card information may be updated.  Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended March
778
1,225
2,003
801
1,333
2,134
Credit Debit Visa Inc.
YOY
Change
9% 7% 3%
2012
2013
9 Fiscal Third Quarter 2013 Financial Results

Revenue – Q3 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Gross Revenues Incentives Net Operating
Revenues
3,179
(614)
2,565
3,522
3,001
Fiscal 2012
Fiscal 2013
YOY
Change
(15%) 17% 11%
FY13 % of
Gross Revenues
15% 85%
(521)
Fiscal Third Quarter 2013 Financial Results 10

Revenue Detail – Q3 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
15% 14%
7%
1%
Fiscal 2012
Fiscal 2013
1,216
1,298
1,040
1,191
748
854
175
179
Service
Revenues
Data Processing
Revenues
International
Transaction
Revenues
Other Revenues
Fiscal Third Quarter 2013 Financial Results 11

Adjusted Operating Margin – Q3 2013
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by total operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
Fiscal 2012
Fiscal 2013
Fiscal Third Quarter 2013 Financial Results 12
2,565
1,074
1,491
58%
3,001
1,173
1,828
61%
9%
22%
17%
YOY
Change
3 ppt
Net Operating
Revenues
Total Operating
Expenses
Operating
Income
Operating
Margin

Adjusted Operating Expenses – Q3 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
Fiscal 2012
Fiscal 2013
YOY
Change
14%
5%
13% (3%)
22%
4%
NM
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
provision
0
435
242
102
99
84
112
493
252
117
103
101
108
Fiscal Third Quarter 2013 Financial Results 13
(1)

Fiscal Third Quarter 2013 Financial Results 14
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.5 billion at the end of the fiscal third quarter
• Free cash flow of $2.0 billion for the fiscal third quarter
• Capital expenditures of $122 million during the fiscal third quarter

Financial Metrics for Fiscal Year 2013
Fiscal Third Quarter 2013 Financial Results 15
Around 13%
16% to 17%
range
Under $1
billion
About 60%
Annual net revenue growth
Client incentives as % of gross revenues
Marketing
expenses
Annual operating
margin

Financial Metrics for Fiscal Year 2013
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
Fiscal Third Quarter 2013 Financial Results
30% to 32%
range
Low twenties
$425 million to
$475 million
range
About $6
billion
Annual free cash flow
Capital expenditures
Adjusted annual diluted class A common stock
earnings per share growth
Tax rate
16

Financial Metrics for Fiscal Year 2014
Annual free cash flow
About $5
billion
Mid to high
teens
Adjusted annual diluted class A common stock
earnings per share growth
Annual net revenue growth
Low double
digits
Fiscal Third Quarter 2013 Financial Results 17

Appendix

Fiscal Third Quarter 2013 Financial Results
Reconciliation of Non-GAAP
Financial Results
US$ in millions, except percentages and per share data
Our reported financial results for the three months ended June 30, 2012 included a litigation provision of $4.1 billion and related tax benefits associated with the interchange MDL, which is covered by the retrospective responsibility plan. We believe the presentation of adjusted financial results excluding the litigation provision adjustment provides a clearer understanding of our operating performance in that period. The following table presents our financial results for the three months ended June
30, 2013, as compared to our adjusted financial results for the three months ended June 30, 2012.
A1
2013   2012  2013 2012 2013 2012 2013 2012
As reported $1,173 $ 5,172 61% (102)% 1,225 $     (1,839) $     1.88 $     (2.74) $
Litigation provision
—
(4,098)
—
NM
—
2,894
(3)
—
4.30
Adjusted $1,173 $ 1,074 61% 58% 1,225 $     1,055 $      1.88 $     1.56 $
Weighted-average number of
diluted shares outstanding
(4)
651 675
Three Months Ended  June 30,
Operating
expenses
Operating
margin
(1)
Net income (loss)
attributable to Visa Inc.
Diluted earnings (loss)
per share
(2)
(4,098)
(1)
Operating margin is calculated as operating income (loss) divided by total operating revenues.
(2) Figures in the table may not recalculate exactly due to rounding. Diluted earnings (loss) per share is calculated based on whole numbers, not the rounded numbers presented.
(3) The litigation provision adjustment to net income (loss) attributable to Visa Inc. is shown net of tax. The tax impact is determined by applying applicable federal and state tax rates to the litigation provision and applying any reserves for uncertain tax positions.
(4) For the three months ended June 30, 2012, the computation of adjusted diluted earnings per share included the effect of 3 million incremental dilutive shares, which were excluded from the computation of reported diluted loss per share as they are considered anti-dilutive when applied to a net loss.

Calculation of Free Cash Flow
US$ in millions
Additions (+) /
Reductions (-) to
Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 1,225          3,788
Capital Assets + Depreciation and amortization 101             291
- Capital expenditures (122)            (333)
(21)              (42)
    Litigation
+ Litigation provision (1)                 3
- Settlement payments -              (4,384)
+ Settlement payments funded by litigation escrow -              4,383
(1)                 2
Share-based Compensation
+ Share-based compensation 41                139
Pension
+ Pension expense 8                  25
- Pension contribution -              -
8                  25
Taxes
+ Income tax provision 608             1,703
- Income taxes paid (57)              (478)
551             1,225
Changes in Working Capital

(1)
+/- Changes in other working capital accounts 168             (79)
Total Free Cash Flow 1,971          5,058
Three Months Ended
June 30, 2013
Nine Months Ended
June 30, 2013
Fiscal Third Quarter 2013 Financial Results
(1)
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.
A2